UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2026

HUGOTON ROYALTY TRUST

(Exact name of Registrant as Specified in Its Charter)

Texas	001-010476	58-6379215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Argent Trust Company Trustee 3838 Oak Lawn Ave Suite 1720
Dallas, Texas		75219-4518
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 588-7839

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest	HGTXU	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 16, 2026, Hugoton Royalty Trust (the “Trust”) dismissed Grant Thornton LLP (“GT”) as its independent registered public accounting firm. The decision to dismiss GT was recommended and approved by Argent Trust Company, the Trustee of the Trust (the “Trustee”).

The report of GT on the Trust’s financial statements as of and for the year ended December 31, 2025 did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report included an explanatory paragraph relating to substantial doubt about the Trust’s ability to continue as a going concern.

During the most recent fiscal year ended December 31, 2025, and in the subsequent interim period through the April 16, 2026, there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused GT to make a reference to the subject matter of the disagreements in connection with its report. In addition, there were no reportable events of the kind defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

The Trust provided GT with a copy of the foregoing disclosures and has requested that GT furnish the Trust with a letter addressed to the Securities and Exchange Commission stating whether or not GT agrees with such disclosures, and if not, stating the respects in which they do not agree. The Trust has received the requested letter from GT, and a copy of the letter is filed as Exhibit 16.1 to this current report on Form 8-K.

Due to the cash constraints of the Trust, it is not currently seeking engagement with a new independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1*	Letter from Grant Thornton LLP, to the U.S. Securities and Exchange Commission, dated April 17, 2026

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hugoton Royalty Trust
		By:	Argent Trust Company, Trustee

Date:	April 17, 2026	By:	/s/ NANCY WILLIS
Nancy Willis
Director of Royalty Trust Services